DCAP GROUP, INC.
                             1998 Stock Option Plan

                  1. Purpose of the Plan. The DCAP Group, Inc. 1998 Stock Option Plan (the "Plan") is intended to advance the interests of DCAP Group, Inc. (the "Company") by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options," which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined, to employees, non-employee Directors, consultants and advisors.

                  2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee (the "Committee") consisting of at least one (1) person chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

                  3. Shares Subject to the Plan. The stock subject to Options granted under the Plan shall be shares of the Company's common stock, par value $.01 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased

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from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate two million (2,000,000) shares, subject to adjustment in accordance with the provisions of Section 12 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under the Plan.

                  4. Participation. The class of individuals and entities that shall be eligible to receive Options under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees (including officers) of either the Company or any subsidiary corporation of the Company, and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof, all employees (including officers) and non-employee Directors of, or consultants and advisors to, either the Company or any subsidiary corporation of the Company; provided, however, that Nonstatutory Stock Options shall not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction. The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its subsidiary corporations to whom Options shall be granted, and the number of shares to be covered by each Option, taking into account the nature of the employment or services

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rendered  by  the  individuals  or  entities  being  considered,   their  annual
compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant.

                  5. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, and the option price per share thereof, and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

                  6. Incentive Stock Options. The Board of Directors or the Committee may grant Options under the Plan, which Options are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code (referred to herein as an "Incentive Stock Option"):

                    (a)  No   Incentive   Stock   Option  shall  be  granted  to
               individuals   other  than  employees  of  the  Company  or  of  a
               subsidiary corporation of the Company.

                    (b) Each  Incentive  Stock  Option  under  the Plan  must be granted prior to November 2, 2008, which is within ten (10) years from the date the Plan was adopted by the Board of Directors.

                    (c) The option price of the shares  subject to any Incentive
               Stock Option shall not be less than the fair market value (as defined in subsection (f) of this Section 6) of the Common

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               Stock  at the  time  such  Incentive  Stock  Option  is  granted;
               provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock on the date upon which such Incentive Stock Option is granted.

                    (d) No Incentive  Stock Option  granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 10 hereof.

                    (e) For purposes of determining  stock  ownership under this
               Section 6, the attribution rules of Section 424(d) of the Code shall apply.

                    (f) For  purposes of the Plan,  fair  market  value shall be determined by the Board of Directors or the Committee. If the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market ("Nasdaq") or traded on the NASD OTC
               Electronic Bulletin Board (the "Bulletin Board") or the Over-the-Counter market, fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange or Nasdaq, or as reported by the Bulletin Bord or, with respect to the Over-the-Counter market, the National Quotation Bureau, Incorporated or other reporting bureau, on the day immediately preceding the day on which the Option is granted (or, if granted after the close of

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               trading, on the day on which the Option is granted), or, if there is no selling or bid price on that day, the closing selling price, closing bid price or high bid price on the most recent day which precedes that day and for which such prices are available. If there is no selling or bid price for the thirty (30) day period preceding the date of grant of an Option hereunder, fair market value shall be determined in good faith by the Board of Directors or the Committee.

                  7. Nonstatutory Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options which are not intended to meet those requirements shall be subject to the following terms and conditions:

                    (a) A  Nonstatutory  Stock  Option  may  be  granted  to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of Section 4 hereof.

                    (b) The option price of the shares subject to a Nonstatutory
               Stock Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option.

                    (c) A  Nonstatutory  Stock Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 10 hereof).

                  8. Rights of Option Holders. The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

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                  9. Transferability.  No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted otherwise than by will or the laws of descent and distribution, and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

                  10.    Termination of Employment, Etc.

                    (a) Subject to the terms of the Stock Option  Agreement,  if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for cause or voluntarily by the employee, non-employee Director, consultant or advisor, then his or its Option shall expire forthwith. Subject to the terms of the Stock Option Agreement, and except as provided in subsections (b) and (c) of this Section 10, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this Section 10. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment or services.

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                    (b) Subject to the terms of the Stock Option  Agreement,  if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily or for cause, then such Option may, subject to the provisions of subsection (d) of this Section 10, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor, at any time within one (1) year after such death.

                    (c) Subject to the terms of the Stock Option  Agreement,  if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 10, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

                    (d) An Option may not be exercised  pursuant to this Section
               10 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

                    (e)  For  purposes  of  this  Section  10,  the   employment
               relationship of an

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               employee of the  Company or of a  subsidiary  corporation  of the
               Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

          11.    Exercise of Options.

                    (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject
               (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars

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               ($100,000),  the Board of Directors or the  Committee  may,  when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

                    (b) An Option  granted  under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise, or by the holder's delivery of any combination of the foregoing (i) and (ii).

                  12.    Adjustment Upon Change in Capitalization.

                    (a) In the  event  that  the  outstanding  Common  Stock  is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to

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               such  event,  the holder of the  number of shares  covered by his
               Option; provided, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.


                    (b) Any  adjustment  in the  number  of shares  shall  apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

                  13.    Further Conditions of Exercise.

                    (a) Unless  prior to the  exercise  of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

                    (b) The Company shall not be obligated to deliver any Common
               Stock until

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               it has been listed on each securities exchange or stock market on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

                  14. Effectiveness of the Plan. The Plan was adopted by the Board of Directors on November 2, 1998. The Plan shall be subject to approval on or before November 1, 1999, which is within one (1) year of adoption of the Plan by the Board of Directors, by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders and entitled to vote thereon (or, in the case of action by written consent in lieu of a meeting of stockholders, a majority of the outstanding shares of capital stock of the Company entitled to vote thereon) ("Stockholder Approval"). In the event such Stockholder Approval is withheld or otherwise not received on or before the latter date, the Plan and, subject to the terms of the Stock Option Agreement, all Options that may have been granted hereunder shall become null and void.

                15.    Termination, Modification and Amendment.

                    (a) The Plan (but not Options  previously  granted under the
               Plan) shall  terminate  on November 1, 2008,  which is within ten
               (10) years from the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

                    (b) The Plan may from time to time be terminated,  modified, or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

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                    (c) The Board of Directors may at any time, on or before the termination date referred to in Section 15(a) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided,
               however,   that  the  Board  of  Directors  shall  not,   without
               Stockholder Approval, increase (except as otherwise provided by Section 12 hereof) the maximum number of shares as to which Incentive Stock Options may be granted hereunder, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

                    (d) No termination,  modification,  or amendment of the Plan may, without the consent of the individual or entity to whom any Option shall have been granted, adversely affect the rights conferred by such Option.

                  16. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

                  17. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

                  18. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under

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applicable  law against all costs and  expenses  reasonably  incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

                  19. Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

                  20. Disqualifying Dispositions. If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Optionee (a "Disqualifying Disposition"), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

                  21. Withholding Taxes. Whenever under the Plan shares of Common Stock are to be delivered by an Optionee upon exercise of a Nonstatutory Stock Option, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and

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local income tax withholding requirements,  including,  without limitation,  the employee's portion of any employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee's portion of any employment taxes.

                 22. Other  Provisions.  Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in its sole discretion. Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an "incentive stock option" within the meaning of
Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

                  23. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

                  24. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Delaware.



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